Supplement Second Quarter 2021 Exhibit 99.2

This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial and financing positions, business and acquisition strategies, growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, compliance with and changes in governmental regulations, and the performance of our operators and their respective facilities. Words such as “anticipate,” “believe,” “could,” "expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the COVID-19 pandemic, including the risk of additional surges of COVID-19 infections due to the rate of public acceptance and efficacy of COVID-19 vaccines or to new and more contagious and/or vaccine resistant variants, and the measures taken to prevent the spread of COVID-19 and the related impact on our business or the businesses of our tenants; (ii) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them, including, without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iii) the ability of our tenants to comply with applicable laws, rules and regulations in the operation of the properties we lease to them; (iv) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (v) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities, and the ability to acquire and lease the respective properties to such tenants on favorable terms; (vi) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vii) access to debt and equity capital markets; (viii) fluctuating interest rates; (ix) the ability to retain our key management personnel; (x) the ability to maintain our status as a real estate investment trust (“REIT”); (xi) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xii) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xiii) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2020, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the "SEC"). This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement or on our website. See “Financials and Filings – Quarterly Results” on the Investors section of our website at investor.caretrustreit.com. Non- GAAP financial information does not represent financial performance under GAAP and should not be considered in isolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly- termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. The Ensign Group, Inc. ("Ensign") and The Pennant Group, Inc. ("Pennant") are subject to the registration and reporting requirements of the SEC and are required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s and Pennant's financial statements, as filed with the SEC, can be found at the SEC's website at www.sec.gov. This supplement provides information about our financial results as of and for the quarter ended June 30, 2021 and is provided as of the date hereof, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward- looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.

CONTACT INFORMATION COMPANY PROFILE 04 CARETRUST SNAPSHOT 05 NEW BOND ISSUANCE 06 INVESTMENTS 07 PORTFOLIO OVERVIEW 08-14 Top 10 Tenants Lease Coverage Portfolio Performance Rent Diversification by Tenant Geographic Diversification Rent Diversification by State Lease Maturities Tenant Purchase Options FINANCIAL OVERVIEW 15-24 Consolidated Income Statements Reconciliation of EBITDA, FFO and FAD Consolidated Balance Sheets Key Debt Metrics Debt Summary 2021 Guidance Updated Equity Capital Transactions Other Financial Highlights GLOSSARY 25-26

Greg Stapley - Chairman & Chief Executive Officer Dave Sedgwick – President and Chief Operating Officer Bill Wagner - Chief Financial Officer Mark Lamb - Chief Investment Officer Greg Stapley - Chairman Diana Laing Jon Kline Allen Barbieri Spencer Plumb Barclays - Steve Valiquette | (212) 526-5496 Berenberg - Connor Siversky | (646) 949-9037 BMO Capital Markets - John Kim | (212) 885-4115 CapitalOne Securities - Dan Bernstein | (571) 835-7202 KeyBanc Capital Markets - Jordan Sadler | (917) 318-2280 Raymond James - Jonathan Hughes | (727) 567-2438 RBC Capital Markets - Michael Carroll | (440) 715-2649 Stifel - Steve Manaker | (212) 271-3716 Wells Fargo Securities - Todd Stender | (562) 637-1371

CARETRUST REIT, INC. NASDAQ: CTRE Data Ratings INVESTMENTS PROPERTIES OPERATING BEDS/UNITS OPERATORS STATES

25% 7% 8% 20% 9% 4% 4% 3% 3% 3% 1% 3% * * 2% * 1% 1% * * 1% 1% * 2% 2% * * *